                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of ___________, 1999.



                                        _____________________________
                                        Brian D. Finn

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of _____________, 1999.



                                             ______________________________
                                             Allan M. Kline

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of _____________, 1999.



                                        ______________________________
                                        John R. Peeler

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of ______________, 1999.



                                        _____________________________
                                        Charles P. Pieper

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of ________________, 1999.



                                   __________________________________
                                   John F. Reno

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of _______________, 1999.



                                   ___________________________________
                                   Joseph L. Rice, III

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of ________________, 1999.



                                   ________________________________
                                   Ned C. Lautenbach

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of ________________, 1999.



                                        _______________________________
                                        Brian H. Rowe

                               POWER OF ATTORNEY
                               -----------------

          The undersigned does hereby constitute and appoint John F. Reno, Allan
M. Kline and Mark V.B. Tremallo and each of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf in any and all capacities as an officer, director or authorized representative of Dynatech Corporation, a Massachusetts corporation (the "Corporation"):

     (a) a Registration Statement on Form S-8 to be filed by the Corporation with the United States Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, the Corporation's Common Shares, without par value (the "Common Shares"), to be offered pursuant to the Amended and Restated Dynatech Corporation 1994 Stock Option and Incentive Plan (the "1994 Plan") and the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Directors' Plan");

     (b) any and all amendments (including, without limitation, post-effective amendments) to such Registration Statement;

and any and all other instruments which such attorneys and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the securities or Blue Sky laws of any state or other political subdivision of the United States; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby confirmed.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this ____ day of ________________, 1999.



                                   __________________________________
                                   Brian H. Rowe